UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: March 9, 2004



                        RECKSON ASSOCIATES REALTY CORP.
                                      and
                      RECKSON OPERATING PARTNERSHIP, L.P.
          (Exact name of each Registrant as specified in its Charter)



              Reckson Associates Realty Corp. - Maryland                           Reckson Associates Realty Corp. -
            Reckson Operating Partnership, L.P. - Delaware                                    11-3233650
    (State or other jurisdiction of incorporation or organization)               Reckson Operating Partnership, L.P. -
                                                                                              11-3233647
                                                                                       (IRS Employer ID Number)
                       225 Broadhollow Road                                                      11747
                        Melville, New York                                                    (Zip Code)
             (Address of principal executive offices)


                                                             1-13762
                                                     (Commission File Number)


                                (631) 694-6900
             (Registrant's telephone number, including area code)

Item 5.  Other Events and Required FD Disclosure.

     On March 9, 2004, Reckson Associates Realty Corp. (the "Company") entered into an underwriting agreement among the Company, Reckson Operating Partnership, L.P. and Citigroup Global Markets Inc. (the "Underwriter"), as such Underwriting Agreement is incorporated by reference into the Terms Agreement, dated March 9, 2004 (collectively, the "Underwriting Agreement"), between the Company and the Underwriter, in connection with the public offering of 5.5 million shares of Class A common stock. Pursuant to the Underwriting Agreement, the Underwriter has been granted a 30-day over-allotment option to purchase up to an additional 825,000 shares. The Underwriter is offering the shares to the public at $27.35 per share.

     Net proceeds will be used to repay $100 million of the Company's 7.4% senior unsecured notes at maturity on March 15, 2004, repay borrowings under the Company's revolving credit facility and for general corporate purposes. The closing of the offering of shares is subject to customary closing conditions.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (b)     Exhibits

        1.1 Underwriting Agreement, dated March 9, 2004, among the Company, Reckson Operating Partnership,
                L.P. and Citigroup Global Markets Inc.

        1.2 Terms Agreement, dated March 9, 2004, between the Company and Citigroup Global Markets Inc.

        5 Opinion of Venable LLP as to the legality of the issuance of the shares of Class A common stock.

        23.1    Consent of Solomon and Weinberg LLP.

-------------------

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          RECKSON ASSOCIATES REALTY CORP.


                                          By:  /s/ Michael Maturo
                                               ------------------------------
                                               Michael Maturo
                                               Executive Vice President
                                               and Chief Financial Officer


                                          RECKSON OPERATING PARTNERSHIP, L.P.

                                          By:  Reckson Associates Realty Corp.,
                                                  its General Partner


                                          By:  /s/ Michael Maturo
                                               ------------------------------
                                               Michael Maturo
                                               Executive Vice President
                                               and Chief Financial Officer


Date:  March 12, 2004


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